Restructuring Activities	12 Months Ended
Jan. 02, 2016
Restructuring Activities [Abstract]
Restructuring Activities
RESTRUCTURING ACTIVITIES
2014 Plan
On July 9, 2014, the Board of Directors of the Company approved a realignment of the Company’s consumer-direct operations (the “2014 Plan”). As a part of the 2014 Plan, the Company intends to close approximately 140 retail stores by the end of the first quarter of 2016, consolidate certain consumer-direct support functions and implement certain other organizational changes. The Company currently estimates pretax charges related to the 2014 Plan will range from $45.0 million to $48.0 million compared to the original estimate of $26.6 million to $32.0 million. The increase in estimated costs is driven by the Company's expansion of the Plan to further consolidate its international operations and higher retail store exit costs. The Company estimates it will record the remaining charges through the first quarter of fiscal 2016 as it executes the remaining components of the 2014 Plan. Approximately $16.0 million to $18.0 million of this estimate represents non-cash charges. Once fully implemented, the Company expects annual pretax benefits of approximately $16.0 million as a result of the 2014 Plan.
The Company closed 58 retail stores in connection with the 2014 Plan during fiscal 2014 and 46 retail stores during fiscal 2015. The balance of the estimated 140 total store closures is expected to occur during the first quarter of fiscal 2016.
Costs incurred related to the 2014 Plan have been recorded within the Corporate category. The cumulative costs incurred is $38.5 million, with $3.0 million recorded in the restructuring costs line item as a component of cost of goods sold, and $35.5 million recorded in the restructuring and impairment costs line item as a component of operating expenses. The following is a summary of the activity during fiscal 2015 and 2014, with respect to a reserve established by the Company in connection with the 2014 Plan, by category of costs.

(In millions)	Severance and employee related	Impairment of property and equipment	Costs associated with exit or disposal activities	Total
Balance at December 28, 2013	$—	$—	$—	$—
Restructuring costs	2.6	5.5	13.1	21.2
Amounts paid	(1.6)	—	(3.4)	(5.0)
Charges against assets	—	(5.5)	(3.2)	(8.7)
Balance at January 3, 2015	$1.0	$—	$6.5	$7.5
Restructuring costs	2.9	5.4	9.0	17.3
Amounts paid	(1.8)	—	(7.2)	(9.0)
Charges against assets	—	(5.4)	(1.8)	(7.2)
Balance at January 2, 2016	$2.1	$—	$6.5	$8.6

2013 Plan
On October 4, 2013, the Board of Directors of the Company approved a plan to restructure the Company’s Dominican Republic manufacturing operations in a manner intended to lower the Company’s cost of goods sold, as described below (the “2013 Plan”). During the fourth quarter of fiscal 2013, the Company sold a manufacturing facility in the Dominican Republic and closed a second manufacturing facility. The Company no longer maintains any Company-owned manufacturing operations in the Dominican Republic. The Company recognized $7.6 million of restructuring costs in fiscal 2013 and restructuring costs of $1.0 million during fiscal 2014. The Company considers the 2013 Plan complete and does not expect to recognize any further costs. All costs incurred for the 2013 Plan have been recognized in the Company’s Corporate category and are included in the restructuring costs line item as a component of cost of goods sold in the consolidated statements of operations.
The following is a summary of the activity during fiscal 2014 and 2013, with respect to a reserve established by the Company in connection with the 2013 Plan, by category of costs.

(In millions)	Severance and employee related	Costs associated with exit or disposal activities	Total
Balance at December 29, 2012	$—	$—	$—
Restructuring costs	1.4	6.2	7.6
Amounts paid	(1.4)	—	(1.4)
Charges against assets	—	(5.7)	(5.7)
Balance at December 28, 2013	$—	$0.5	$0.5
Restructuring costs	0.1	0.9	1.0
Amounts paid	(0.1)	(1.2)	(1.3)
Charges against assets	—	(0.2)	(0.2)
Balance at January 3, 2015	$—	$—	$—

Other Restructuring Activities
During fiscal 2015, the Company recorded restructuring and impairment costs of $4.2 million in connection with the Company’s decision to wind-down operations of its Cushe® brand. These costs included $2.6 million related to indefinite-lived intangibles and $1.6 million in other restructuring costs. The Company recorded these costs within its Corporate category in the restructuring and impairment costs line item as a component of operating expenses in the consolidated statements of operations.
During the fourth quarter of fiscal 2015, the Company recorded impairment costs of $2.5 million related to indefinite-lived intangibles of its Stride Rite® brand. The Company recorded these costs within its Corporate category in the restructuring and impairment costs line item as a component of operating expenses in the consolidated statements of operations.
During the second quarter of fiscal 2014, the Company recorded an impairment of an equity method investment and reserved certain receivables within the Company’s international operations. The impairment and asset charge were determined to be other-than-temporary and the Company recorded a non-cash charge of $4.8 million within its corporate category included in the restructuring and impairment costs line item as a component of operating expenses in the consolidated statements of operations. During fiscal 2015, the Company recorded additional restructuring costs of $2.0 million related to its international operations.
The Company recorded impairment charges of $11.6 million and $0.7 million during fiscal 2015 and 2013, respectively, related to certain consumer-direct store assets where the estimated future cash flows did not support the net book value of the store assets. These costs were recorded within its corporate category in the restructuring and impairment costs line item as a component of operating expenses in the consolidated statements of operations.
Nonrecurring Fair Value Measurements
The following is a summary of assets and impairments that were measured at fair value on a nonrecurring basis.

	Fiscal 2015		Fiscal 2014
(In millions)	Fair Value	Impairment	Fair Value	Impairment
Property and equipment	$1.8	$17.0	$0.6	$5.5
Indefinite-lived intangibles	15.0	5.1	—	—

The property and equipment and indefinite-lived intangibles were valued using an income approach based on the discounted cash flows expected to be generated by the underlying assets (Level 3). See Note 10 to the consolidated financial statements for additional information on Level 3 fair value measurements.